TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 13:- TAXES ON INCOME

The Company and its subsidiaries file federal and state income tax returns in the U.S. and Israel. ViryaNet Ltd. may be subject to examination by the Israel tax authorities for fiscal years 2010 through 2013. ViryaNet Inc.’s (the U.S. subsidiary) tax returns through 2009 were audited by the U.S. Internal Revenue Service (the “IRS”) which resulted in no incremental tax liability. ViryaNet Inc. may be subject to examination by the IRS for fiscal years 2010 through 2013. ViryaNet Australia and ViryaNet Europe were disposed of during 2011 (see Note 3).

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company’s tax audits could be different from what is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the periods in which such determination is made.

Changes in Israeli tax rates:

Israeli companies were generally subject to corporate tax at the rate of 25% on their taxable income for the 2013 and 2012 tax years, and 24% for the 2011 tax year. The corporate tax rate was increased to 26.5% for 2014 and thereafter. Beginning as of 2010, Israeli companies are subject to regular corporate tax rate on their capital gains.

The changes in tax rates did not have an effect on the Company’s tax position due to significant accumulated losses for income tax purposes, for which a full valuation has been provided.

Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

The Company’s production facilities were granted “Approved Enterprise” status under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”), for three separate investment programs, which were approved in February 1989, March 1995 and April 1998.

Generally, “Approved Enterprise” tax benefits are limited to 12 years from commencement of production or 14 years from the date of approval, whichever expires earlier.

Pursuant to the Investment Law, the Company elected for its investment program the “alternative benefits” track and waived government grants in return for a tax exemption. The Company’s offices and its research and development center are located in Jerusalem, in a region defined as a “Priority A Development Region.” Therefore, income derived from this program was to be tax-exempt for a period of ten years commencing with the year in which the program first earns taxable income, subject to certain conditions.

As the Company currently has no taxable income, the benefits from this program have not yet been utilized.

The Company’s entitlement to the above benefits was conditioned upon the Company’s fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the letters of approval for the Company’s specific investments in “Approved Enterprises.” In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits (if any), in whole or in part, including interest and adjustments in accordance with changes to the Israeli Consumer Price Index (the “CPI”).

If the retained tax-exempt income were distributed, it would be taxed at the corporate tax rate applicable to such profits as if the Company had not chosen the alternative tax benefits (rate of 10% - 25% based on the percentage of foreign ownership in the Company’s shares) on the gross amount distributed. In addition, these dividends would be subject to a 15% withholding tax. The Company’s Board of Directors has determined that such tax-exempt income will not be distributed as dividends.

The Investment Law also grants entitlement to accelerated depreciation claim on buildings and equipment used by an “Approved Enterprise” during the first five tax years in which it uses the assets.

Income from sources other than the “Approved Enterprise” during the benefit period is subject to tax at the regular Israeli corporate tax rate, as described above.

On April 1, 2005, an amendment to the Investment Law came into effect (the “2005 Amendment”), which significantly changed the provisions of the Investment Law. The 2005 Amendment limits the scope of enterprises which may be approved by the Israeli Investment Center of the Ministry of Economy (formerly the Ministry of Industry and Commerce) (the “Investment Center”) by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise’s income be derived from export. Additionally, the 2005 Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies that choose the “alternative benefits” track no longer require Investment Center approval in order to qualify for tax benefits. However, the 2005 Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval.

In 2011, new legislation amending to the Investment Law was adopted (the “2011 Amendment”). Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies (requirement of a minimum export of 25% of the company's total turnover), as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the 2011 Amendment, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, in 2013 7% and 12.5%, respectively and from 2014,  9% and 16%, respectively. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% (20% from 2014) withholding tax (or lower, under an applicable tax treaty).

The “Approved Enterprise” status granted to two of the Company’s investment programs— in February 1989 and March 1995, respectively— expired prior to 2012, and the tax benefits period for the Company’s April 1998 Approved Enterprise program expired in April 2012.

As the Company did not have any taxable income prior to the expiration of this program, the benefits from this program have not been utilized.

Therefore, as of December 31, 2013, the Company is not entitled to any future benefits under any of these investment programs or any other investment programs.

Tax benefits under Israel’s Law for the Encouragement of Industry (Taxation), 1969:

The Company currently qualifies as an “industrial company” under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, and the right to claim public issuance expenses and amortization of patents and other intangible property rights as a deduction over eight years for tax purposes.

Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. If earnings are distributed in Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income tax (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined that it will not distribute any amounts of its undistributed income as a dividend. The Company intends to reinvest the amount of such income. Accordingly, no deferred income taxes have been provided.

Net operating losses carryforward:

ViryaNet Ltd. has accumulated losses for income tax purposes in an amount of approximately $36,857 as of December 31, 2013, which may be carried forward and offset against taxable income and capital gain in the future for an indefinite period.

As of December 31, 2013, the Company’s U.S. subsidiary had a U.S. federal net operating loss carryforward for income tax purposes in an amount of approximately $61,818, which can be carried forward and offset against taxable income for 20 years, expiring between 2018 and 2032.

ViryaNet Europe and ViryaNet Australia were disposed of in 2011 and there are therefore no accumulated losses carried forward related to these subsidiaries (see Note 3).

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Under ASC 740 (“Income Taxes”), deferred tax assets, net are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences, unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Significant components of the Company’s deferred tax assets (and the Company’s valuation allowance with respect thereto) as of December 31, 2013 and 2012 are as follows:

	December 31,
	2013	2012
Deferred tax assets:
U.S. net operating loss carryforward	$23,058	$23,067
Israeli net operating loss carryforward	9,214	8,692
Other reserve and allowances	498	479
Total deferred tax assets	32,770	32,238
Valuation allowance	(32,770)	(32,238)
Net deferred tax assets	$—	$—

As of December 31, 2013, the Company and its subsidiaries have provided a full valuation allowance in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences, due to the history of the Company’s operating losses since its founding through 2008 and in 2011, which raises uncertainty concerning the Company’s ability to realize these deferred tax assets in the future. Management believes that it is more likely than not that the deferred tax assets relating to the loss carryforward will not be realized in the foreseeable future and has therefore established a valuation allowance for the full amount of the tax benefits.

Deferred tax asset and valuation allowance in the U.S. did not change significantly from 2012 to 2013. In addition, deferred tax assets and corresponding valuation allowance in Israel decreased by $542 in 2013, due principally to changes in exchange rates between the Israeli Shekel and the US Dollar.

Uncertain tax positions:

As of December 31, 2013 and 2012, the Company maintained one uncertain tax position accrual, in an amount of $11 and $30, respectively.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

Net income (loss) for the years ended December 31, 2013, 2012 and 2011 is calculated after considering the impact of taxes as follows:

	Year ended December 31,
	2013	2012	2011
Income (loss) from continuing operations before taxes
Domestic	$373	$195	$(424)
Foreign	1,142	743	228
Total	$1,515	$938	$(196)

Taxes on income
Domestic	$—	$—	$—
Foreign	32	27	9
Total	$32	$27	$9

Income (loss) from continuing operations after taxes
Domestic	$373	$195	$(424)
Foreign	1,110	716	219
Total	$1,483	$911	$205

Income (loss) from discontinued operations
Domestic	$—	$—	$—
Foreign	—	—	(14)
Total	$—	$—	$—

Net income (loss)
Domestic	$373	$195	$(424)
Foreign	1,110	716	205
Total	$1,483	$911	$(219)

Reconciliation of theoretical tax expense (benefit) attributable to continuing operations to actual tax expense (benefit):

In 2013, 2012 and 2011, the main reconciling items of the statutory tax rate applicable to the Company (25% in 2012 and 2013, 24% in 2011) and the effective tax rate for the Company (2.1% in 2013, 2.9% in 2012 and (4.6%) in 2011) are tax loss carryforwards and other deferred tax assets, for which a full valuation allowance was provided.